                                                                     EXHIBIT 2.1


                          FOURTH AMENDMENT AND CONSENT

                            Dated as of May 20, 1999

         This AMENDMENT AND CONSENT among Del Monte Fresh Produce (UK) Ltd. ("Fresh U.K."), Wafer Limited ("Wafer"), Del Monte Fresh Produce International Inc. ("Fresh International"), Del Monte Fresh Produce N.A., Inc. ("Fresh N.A.") Fresh Del Monte Produce Inc. ("Fresh Produce"), Global Reefer Carriers, Ltd. ("Global; collectively with Fresh U.K., Wafer, Fresh International, Fresh N.A. and Fresh Produce, the "Borrowers"), the banks, financial institutions and other institutional lenders a party to the Credit Agreement referred to below (the "Lenders"), the Initial Issuing Bank (as defined in the Credit Agreement), the Swing Line Bank (as defined in the Credit Agreement) and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, as syndication agent, administrative agent and collateral agent (in its capacity as administrative agent, the "Agent").

         PRELIMINARY STATEMENTS. The Borrowers, the Agent, the Issuing Bank, the Swing Line Bank and the Lenders have entered into a Revolving Credit Agreement dated as of May 19, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined in the Credit Agreement being used herein as therein defined). Each of the Borrowers, the Agent, the Issuing Bank, the Swing Line Bank and the Lenders wish to amend the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, the Borrowers, the Agent, Issuing Bank, Swing Line Bank and the Lenders hereby agree as follows:

         SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

         (a) Section 5.02(a)(vii) of the Credit Agreement is hereby amended by deleting the amount "$10,000,000" appearing therein and substituting in lieu thereof the amount "$20,000,000".

         (b) Section 5.02(a) of the Credit Agreement is hereby amended by adding the following clause (ix) at the end thereof:

         "(ix) Liens securing Debt under Capitalized Leases for refrigeration containers in an aggregate principal amount not to exceed $60,000,000."

         (c) Section 5.02(b)(vi) of the Credit Agreement is hereby amended by deleting the words "or 5.02(a)(vii)" and substituting in lieu thereof the words ", 5.02(a)(vii) or 5.02(a)(ix)".



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         SECTION 2. CONSENT TO INCREASE OF COMMITMENTS. The Lenders hereby consent to increasing the Total Commitment from $378,250,000 to an amount not to exceed $450,000,000 (the "Commitment Increase"). The Lenders hereby authorize the Agent to execute on their behalf any amendments and other documentation the Agent reasonably determines to be necessary in connection with the Commitment Increase (the "Increase Documentation"); it being expressly understood that no Lender shall be obligated to increase its Commitment and that no increase in the Commitment of any Lender shall be effective unless such Lender has executed the Increase Documentation.

         SECTION 3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when, and only when, the Agent shall have received, in form and substance satisfactory to the Agent:

         (a) counterparts of this Amendment executed by each Borrower and each Lender;

         (b) consents duly executed by each Guarantor in the form of Exhibit A hereto; and

         (c) an amendment fee in the amount of $194,500, for the ratable account of the Lenders.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. The Borrowers represent and warrant as follows:

         (a) The representations and warranties contained in Section 4.01 of the Credit Agreement, are true and correct on and as of the date hereof as though made on and as of the date hereof, other than such representations and warranties that, by their terms, refer to a date other than the date of this Amendment or a Borrowing; provided that such representation and warranty shall be deemed to be updated by such information relating to the matters described therein as and to the extent that Fresh Produce or the relevant Borrower shall have furnished such information in writing to the Administrative Agent.

         (b) The execution, delivery and performance by the Borrowers of this Amendment, and the Credit Agreement, as amended hereby, are within each Borrowers' powers, have been duly authorized by all necessary action and do not contravene (i) any Borrower's charter or by-laws, or equivalent governing documentation, as applicable, or (ii) any law or contractual restriction binding on or affecting any Borrower, or result in, or require, the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

         (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by any Borrower of this Amendment or the Credit Agreement, as amended hereby.


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         (d) This Amendment and the Credit Agreement, as amended hereby, constitute, legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms, subject, however, to the effect on such enforceability of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless whether such enforceability is considered in a proceeding in equity or at law).

         (e) No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         SECTION 5. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the Notes and the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

         (b) Except as specifically amended above, the Credit Agreement and the Notes shall remain in full force and effect and are hereby ratified and confirmed in all respects.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

         SECTION 6. COSTS, EXPENSES AND TAXES. The Borrowers agrees, jointly and severally, to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and all costs and expenses, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent, with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder thereto (such costs and expenses not to exceed $5,000). In addition, the Borrowers agree, jointly and severally, to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         SECTION 7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.



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         SECTION 8. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws (without giving effect to the conflicts of laws principles thereof) of the State of New York.

         SECTION 9. FINAL AGREEMENT. This Amendment represents the final agreement between the Borrowers, the Agent and the Lenders as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                BORROWERS:

                                DEL MONTE FRESH PRODUCE (UK)
                                  LTD.

                                By: /s/ John F. Inserra
                                   -----------------------------------
                                Title
                                     ---------------------------------

                                WAFER LIMITED

                                By: /s/ John F. Inserra
                                   -----------------------------------
                                Title
                                     ---------------------------------

                                DEL MONTE FRESH PRODUCE
                                  INTERNATIONAL INC.


                                By: /s/ John F. Inserra
                                   -----------------------------------
                                Title
                                     ---------------------------------

                                DEL MONTE FRESH PRODUCE N.A., INC.


                                By: /s/ John F. Inserra
                                   -----------------------------------
                                Title
                                     ---------------------------------

                                FRESH DEL MONTE PRODUCE INC.


                                By: /s/ John F. Inserra
                                   -----------------------------------
                                Title
                                     ---------------------------------



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                              GLOBAL REEFER CARRIERS LTD.

                                By: /s/ John F. Inserra
                                   -----------------------------------
                                Title
                                     ---------------------------------

                              LENDERS:

                              COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                              B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as Agent and as a Lender


                                By: /s/ Ron Klein
                                   -----------------------------------
                                Title Vice President
                                     ---------------------------------


                                By: /s/ Nancy J. McIver
                                   -----------------------------------
                                Title Managing Director
                                     ---------------------------------

                              CHRISTIANIA BANK
                              OG KREDITKASSE ASA, NEW YORK BRANCH


                                By: /s/ Martin Lunder
                                   -----------------------------------
                                Title Senior Vice President
                                     ----------------------

                                By: /s/ Carl Petter Svendban
                                   -----------------------------------
                                Title Senior Vice President
                                     ---------------------------------

                              FIRST UNION NATIONAL BANK


                                By: /s/ Mary A. Morgan
                                   -----------------------------------
                                Title Senior Vice President
                                     ---------------------------------

                              UNION BANK OF CALIFORNIA, N.A.


                                By: /s/
                                   -----------------------------------
                                Title
                                     ---------------------------------



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                              ABN AMRO BANK N.V. NEW YORK BRANCH


                                By: /s/
                                   -----------------------------------
                                Title
                                     ---------------------------------

                              BANQUE FRANCAISE DE L'ORIENT


                                By: /s/
                                   -----------------------------------
                                Title
                                     ---------------------------------

                              NATIONSBANK N.A.


                                By: /s/ Casey Cosgrove
                                   -----------------------------------
                                Title Vice President
                                     ---------------------------------

                              WACHOVIA BANK


                                By: /s/
                                   -----------------------------------
                                Title
                                     ---------------------------------

                              AGFIRST FARM CREDIT BANK


                                By: /s/
                                   -----------------------------------
                                Title
                                     ---------------------------------

                              THE FUJI BANK, LIMITED


                                By: /s/
                                   -----------------------------------
                                Title
                                     ---------------------------------



                                       6
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                              DEUTSCHE FINANCIAL SERVICES


                                By: /s/
                                   --------------------------------------
                                Title
                                     ------------------------------------

                              BARCLAYS BANK, PLC


                                By: /s/ Matthew Tuck
                                   --------------------------------------
                                Title Associate Director & Vice President
                                     ------------------------------------

                              HARRIS TRUST AND SAVINGS BANK


                                By: /s/
                                   --------------------------------------
                                Title
                                     ------------------------------------

                              BANQUE NATIONALE DE PARIS


                                By: /s/
                                   --------------------------------------
                                Title
                                     ------------------------------------

                              SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                By: /s/
                                   --------------------------------------
                                Title
                                     ------------------------------------


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                                                                     EXHIBIT A

                                     CONSENT

                            Dated as of May __, 1999

         The undersigned, as Guarantor under its respective Guaranty dated as of May 19, 1998 (with respect to each such Guarantor, its "Guaranty") in favor of COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, hereby consents to the foregoing amendment dated as of the date hereof and hereby confirms and agrees that its Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the said amendment, all references in its Guaranty to the Credit Agreement referred to in the said amendment, "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by the said amendment.


                                DEL MONTE FRESH PRODUCE (UK) LTD.

                                By: /s/ John F. Inserra
                                   -----------------------------------
                                Title
                                     ---------------------------------


                                WAFER LIMITED

                                By: /s/ John F. Inserra
                                   -----------------------------------
                                Title
                                     ---------------------------------


                                DEL MONTE FRESH PRODUCE INTERNATIONAL INC.

                                By: /s/ John F. Inserra
                                   -----------------------------------
                                Title
                                     ---------------------------------


                                DEL MONTE FRESH PRODUCE N.A., INC.

                                By: /s/ John F. Inserra
                                   -----------------------------------
                                Title
                                     ---------------------------------



                                      A-1
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                                FRESH DEL MONTE PRODUCE INC.

                                By: /s/ John F. Inserra
                                   -----------------------------------
                                Title
                                     ---------------------------------


                                GLOBAL REEFER CARRIERS LTD.

                                By: /s/ John F. Inserra
                                   -----------------------------------
                                Title
                                     ---------------------------------


                                 FRESH DEL MONTE PRODUCE, N.V.


                                By: /s/ John F. Inserra
                                   -----------------------------------
                                Title
                                     ---------------------------------

                                DEL MONTE FRESH PRODUCE B.V

                                By: /s/ John F. Inserra
                                   -----------------------------------
                                Title
                                     ---------------------------------


                                DEL MONTE FRESH PRODUCE (ASIA-PACIFIC) LIMITED

                                By: /s/ John F. Inserra
                                   -----------------------------------
                                Title
                                     ---------------------------------


                                CLAVERTON LIMITED

                                By: /s/ John F. Inserra
                                   -----------------------------------
                                Title
                                     ---------------------------------



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                                DEL MONTE BVI LIMITED

                                By: /s/ John F. Inserra
                                   -----------------------------------
                                Title
                                     ---------------------------------


                                COMPANIA DE DESARROLLO BANANERO DE
                                  GUATAMALA, S.A.

                                By: /s/ John F. Inserra
                                   -----------------------------------
                                Title
                                     ---------------------------------


                                DEL MONTE FRESH PRODUCE COMPANY

                                By: /s/ John F. Inserra
                                   -----------------------------------
                                Title
                                     ---------------------------------


                                FDM HOLDINGS LIMITED

                                By: /s/ John F. Inserra
                                   -----------------------------------
                                Title
                                     ---------------------------------


                                CORPORACION DE DESSARROLLO BANANERO DE
                                  COSTA RICA, S.A.

                                By: /s/ John F. Inserra
                                   -----------------------------------
                                Title
                                     ---------------------------------


                                CORPORACION DE DESSARROLLO AGRICOLA DEL
                                  MONTE, S.A.

                                By: /s/ John F. Inserra
                                   -----------------------------------
                                Title
                                     ---------------------------------



                                      A-3